                                                                    EXHIBIT 10.1

                           ARTICLES AND PLAN OF MERGER
                                       OF
                                SUZY-PATH, CORP.,
                              a Nevada corporation
                                      into
                           DOMAIN REGISTRATION, CORP.,
                              a Nevada corporation


                Articles and Plan of Merger made this 27th day of September, 2001, by Suzy-Path, Corp., a Nevada corporation, hereinafter called ("Suzy-Path") of 6767 W. Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103, and Domain Registration, Corp. a Nevada corporation, of 6767 W. Tropicana Avenue, Suite 207, Las Vegas, Nevada 89103. Suzy-Path and Domain Registration, Corp. hereinafter sometimes called the Constituent Companies.

                WHEREAS, the Board of Directors of each of the Constituent Companies have deemed it advisable and generally to the welfare of the Constituent Companies that Suzy-Path merge with and into Domain Registration, Corp. under and pursuant to the provisions of Chapter 92A of the Nevada Revised Statutes and in accordance with Section 368(a) of the Internal Revenue Code of 1986, as amended;

                WHEREAS, Suzy-Path is a corporation duly organized under the laws of the State of Nevada having been incorporated September 16, 1999, has authorized capital stock consisting of 25,000,000 shares at $.001 par value each share. There are 4,100,000 shares of Common Stock issued and outstanding as of the date hereof;

                WHEREAS, Suzy-Path has a wholly owned subsidiary Domain Registration, Corp., a Nevada corporation and Suzy-Path deems it advisable to merge itself into its subsidiary and the subsidiary shall acquire all of the assets and shall assume all of the liabilities and obligations of Suzy-Path and that upon the effectiveness of the merger, the entity's name continues to be Domain Registration, Corp.;

                WHEREAS, Domain Registration, Corp. is a corporation duly organized under the laws of the State of Nevada having been incorporated July 31, 2001, has authorized capital stock consisting of 50,000,000 shares at $.001 par value each share. There is 1 share of Common Stock issued and outstanding as of the date hereof;

                WHEREAS, the laws of the State of Nevada permit such a



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merger and Suzy-Path and Domain Registration, Corp. desire to merge under and pursuant to the provisions of the laws of the State of Nevada;

                WHEREAS, the shareholders of both Suzy-Path and Domain Registration, Corp. have duly approved the filing of these Articles and Plan of Merger which will result in a merger of Suzy-Path into Domain Registration, Corp.; and

                WHEREAS, as a result these Articles and Plan of Merger, Domain Registration, Corp. becomes the successor company (succession by merger - acquisition of assets) in connection with the acquisition of all of the assets subject to the liabilities and obligations under and pursuant to the provisions of the laws of the State of Nevada;

                NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, and the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

                1. MERGER: Suzy-Path shall be and hereby is merged into Domain Registration, Corp. and shall hereafter be known as "Domain Registration, Corp."

                2. EFFECTIVE DATE: This merger shall become effective, upon filing in the office of the Nevada Secretary of State's Office of these Articles and Plan of Merger, the time of such effectiveness being hereinafter called the "Effective Date."

                        a. For all purposes of the laws of the State of Nevada, the merger herein provided for shall become effective and the separate existence of Suzy-Path ceases except insofar as it may be continued by statute, as of the Effective Date.

                        b. The corporate identity, existences, purposes, powers, objects, franchises, rights and immunities of Suzy-Path shall be continued in and merged into Domain Registration, Corp., and shall be fully vested therewith.

                        c. As at the Effective Date, the Suzy-Path and Domain Registration, Corp. will become a single corporation, subject to the laws of the State of Nevada.



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                3.      SURVIVING CORPORATION: Domain Registration, Corp. will
                        survive the merger herein and shall continue to be governed by the laws of the State of Nevada and the separate corporation existence of Suzy-Path ceases as of the Effective Date.

                4. ARTICLES OF INCORPORATION: The Articles of Incorporation of Domain Registration, Corp. shall be the Articles of Incorporation of the surviving corporation as of the Effective Date.

                5. BYLAWS: The By-Laws of Domain Registration, Corp. as presently exist shall be the By-Laws of the surviving corporation as of the Effective Date.

                6. BOARD OF DIRECTORS AND OFFICERS: The members of the board of directors and officers of Domain Registration, Corp. as of the Effective Date shall be those persons who are the members of the board of directors and the officers and such persons shall serve in such offices, respectively, for the terms provided by law or in the By-Laws, or until their respective successors are elected and qualified.

                7. AUTHORITY TO CONDUCT BUSINESS: Domain Registration, Corp. will file its application for authority to conduct business in any states it plans in which to do business.

                8. CONVERSION OF SHARES: The manner of converting shares of Suzy-Path into shares of the Domain Registration, Corp. shall be as follows:

                        a. As of the Effective Date, each share of common stock of Suzy-Path outstanding without any action on the part of the holder thereof automatically becomes and is converted into common stock of the Domain Registration, Corp. at the ratio of one (1) share of common stock of the Domain Registration, Corp. for each one (1) share of the common stock of Suzy-Path.

                        b. As of the Effective date, the one (1) outstanding share of stock of Domain Registration, Corp. (owned by Suzy-Path) shall be restored to authorized but unissued.



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                9.      RIGHTS OF SHAREHOLDERS: Any holder of a certificate or
                        certificates which theretofore represented shares of the common stock of Suzy-Path may, but shall not be required to, surrender the same to the Transfer Agent of the Domain Registration, Corp., Pacific Stock Transfer Company, 500 E. Warm Springs, Suite 240, Las Vegas, Nevada 89119 and shall thereupon be entitled to receive in exchange therefore a certificate representing the number of shares of common stock of Domain Registration, Corp. in the amount of shares as set forth in paragraph 8 above.

                10. AUTHORIZATION: The parties hereto acknowledge and respectively represent that these Articles and Plan of Merger is authorized by the laws of the State of Nevada and that the matter was approved by the required vote under the laws of the State of Nevada by the majority shareholders by written consent of the Constituent Companies, and by the sole shareholder of Domain Registration, Corp. by written consent at which the shareholders voted as follows:

                        NAME OF               COMMON SHARES
                        CORPORATION           ENTITLED TO VOTE        FOR    AGAINST
                        -----------           ---------------------   ---    --------
                        Suzy-Path             4,100,000   3,450,000    1        -0-
                        Domain
                        Registration, Corp.       1                    1         -

                11. FURTHER ASSURANCES OF TITLE: As and when requested by Domain Registration, Corp. or by its successors or assigns, Suzy-Path will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as Domain Registration, Corp. may deem necessary or desirable in order to vest in and confirm to Domain Registration, Corp. title to and possession of any property of Suzy-Path, Corp. acquired by Domain Registration, Corp. by reason or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the officers and directors of Domain Registration, Corp. and the prior officers and directors of Suzy-Path, and



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                        each of them, are fully authorized in the name of the
                        respective companies or otherwise to take any and all such action.

                12. SERVICE OF PROCESS ON SURVIVING CORPORATION: Domain Registration, Corp. has agreed that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of Suzy-Path arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the Nevada Revised Statutes and hereby irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any suit or other proceeding. Copies of such process shall be mailed to Domain Registration, Corp.'s Resident Agent: Savoy Financial Group, Inc., 6767 W. Tropicana Boulevard, Suite 207, Las Vegas, Nevada 89103.

                IN WITNESS WHEREOF, each of the corporate parties hereto pursuant to authority duly granted by its board of directors, has caused these Articles and Plan of Merger to be executed by its respective officers.

                                            Suzy-Path Corp,
                                            a Nevada corporation



                                            By: /s/ Amy Hadley
                                                --------------------------------
                                                Amy Hadley, President

                                            Domain Registration, Corp.
                                            a Nevada corporation



                                            By: /s/ Amy Hadley
                                                --------------------------------
                                                Amy Hadley, President



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